                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 27, 2004

                     Merrill Lynch Mortgage Investors, Inc.
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)

   Delaware                      333-112231                     13-3416059
---------------                 ------------                 -------------------
(State or other                 (Commission                    (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)

            250 Vesey Street
  4 World Financial Center 10th Floor
           New York, New York                                      10080
----------------------------------------                          --------
(Address of principal executive offices)                          Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

ITEM 5. Other Events.

      The Registrant registered the issuance of one or more series of asset-backed certificates and/or asset-backed notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-112231 (the "Registration Statement"). Pursuant to the Registration Statement, on April 27, 2004 the Registrant issued approximately $236,000,100 in aggregate principal amount of its Terwin Mortgage Trust, Asset-Backed Certificates, Series TMTS 2004-3HE.

      This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the prospectus, dated February 24, 2004, as supplemented by the prospectus supplement, dated April 26, 2004 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates (as defined below), a form of which was filed as an exhibit to the Registration Statement.

      The "Certificates" consist of the following classes: Class A-1-A, Class A-1-B, Class A-X-A, Class A-X-B, Class M-1, Class M-1-X, Class M-2, Class M-2-X, Class M-3, Class M-3-X, Class B-1, Class B-2, Class B-3, Class N, Class X and Class R. The Certificates were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of April 1, 2004, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Countrywide Home Loans Servicing LP, as Servicer, Specialized Loan Servicing, LLC, as Servicer, Chase Manhattan Mortgage Corporation, as Master Servicer, Terwin Advisors LLC, as Seller, JPMorgan Chase Bank, as Securities Administrator and Backup Servicer, and U.S. Bank National Association, as Trustee. The Certificates evidence all of the beneficial ownership interests in a trust fund that consists primarily of a pool of certain fixed and adjustable rate, conventional, first lien residential mortgage loans with an aggregate outstanding principal balance of approximately $252,904,296 as of April 1, 2004. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

ITEM 7. Financial Statements; Pro Forma Information and Exhibits.

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibits:

            4.1 Pooling and Servicing Agreement, dated as of April 1, 2004, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Countrywide Home Loans Servicing LP, as Servicer, Specialized Loan Servicing, LLC, as Servicer, Chase Manhattan Mortgage Corporation, as Master Servicer, Terwin Advisors LLC, as Seller, JPMorgan Chase Bank, as Securities Administrator and Backup Servicer, and U.S. Bank National Association, as Trustee.

            99.1 Mortgage Loan Sale and Assignment Agreement, dated as of April 1, 2004, between Terwin Advisors LLC, as Seller and Merrill Lynch Mortgage Investors, Inc., as Purchaser.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                       By: /s/ Matthew Whalen
                                           -------------------------------------
                                       Name:  Matthew Whalen
                                       Title: President

Date: May 12, 2004

                                  EXHIBIT INDEX

Exhibit No.                        Description                               Page No.
-----------                        -----------                               --------
4.1          Pooling and Servicing Agreement, dated as of April 1, 2004, among Merrill Lynch Mortgage Investors, Inc., as Depositor,
             Countrywide Home Loans Servicing LP, as Servicer, Specialized
             Loan Servicing, LLC, as Servicer, Chase Manhattan Mortgage
             Corporation, as Master Servicer, Terwin Advisors LLC, as
             Seller, JPMorgan Chase Bank, as Securities Administrator and
             Backup Servicer, and U.S. Bank National Association, as
             Trustee.

99.1         Mortgage Loan Sale and Assignment Agreement, dated as of April
             1, 2004, between Terwin Advisors LLC, as Seller and Merrill
             Lynch Mortgage Investors, Inc., as Purchaser.